UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 10, 2004

SEA CONTAINERS LTD.
(Exact name of registrant as specified in its charter)

Bermuda
(State or other jurisdiction of incorporation)

001-07560	98-0038412
(Commission File Number)	(I.R.S. Employer Identification No.)

22 Victoria Street Hamilton HM12, Bermuda
(Address of principal executive offices) Zip Code

441-295-2244
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7.	Financial Statements and Exhibits

(c)	Exhibits

99.1	June 10, 2004 slide presentation to investors' meeting in New York City.

ITEM 12.	Results of Operations and Financial Condition

The information contained in this Current Report is being furnished under Item 12—Results of Operations and Financial Condition. In accordance with General Instruction B.6 of Form 8-K, the information hereunder shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in the filing.  The registrant is a foreign private issuer and, therefore, is exempt from Regulation FD.

On June 10, 2004, the registrant’s management gave an oral presentation at an investors' meeting in New York City.  The slides shown at that meeting are attached as an exhibit to this Current Report and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEA CONTAINERS LTD.

	By:	/s/ E.S. Hetherington
Edwin S. Hetherington
Vice President, General Counsel and Secretary

Date: June 9, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	June 10, 2004 slide presentation to investors meeting in New York City.